                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 15, 2003
                    ----------------------------------------

                 Chase Manhattan Bank, USA National Association
                     on behalf of the Chase USA Master Trust
                      (formerly the Providian Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                                   33-59922
                                                   33-84844
                                                   33-99462
                                                   333-22131
                                                   333-55817
                                                   333-39856
United States                                      000-22305               22-2382028
------------------------------        -------------------------------      --------------------------------
(State or other jurisdiction          (Commission File Numbers)            (IRS Employer
of incorporation)                                                          Identification No.)


             White Clay Center, Building 200, Newark, DE            19711
             -------------------------------------------        -------------
             (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events:

         Chase USA Master Trust is the issuer of a number of outstanding series of asset backed securities.

         On December 15, 2003, Chase Manhattan Bank USA, National Association ("Chase USA") distributed monthly payments to the holders of the Chase USA Master Trust Series 1997-2, Series 1999-1, Series 2000-1, Series 2000-2 and Series 2000-3. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit
20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

                Exhibits     Description
                --------     -----------

                20.1 Monthly Reports with respect to the December 15, 2003 distribution

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the Chase USA Master Trust by the undersigned hereunto duly authorized.

                                      CHASE USA MASTER TRUST

                                      By: CHASE MANHATTAN BANK USA,
                                      NATIONAL ASSOCIATION
                                      as Servicer


                                      By:  /s/ Patricia M. Garvey
                                      -----------------------------------
                                      Patricia M. Garvey
                                      Vice President

Date: December 15, 2003

                                  EXHIBIT INDEX

                  Exhibits   Description
                  --------   -----------

                  20.1 Monthly Reports with respect to the December 15, 2003 distribution